EXHIBIT 99.2


                       AMENDMENT 7 TO OEM SUPPLY CONTRACT

         This Amendment 7 is entered into as of December 29, 1999, by and between SULZER CARBOMEDICS INC. ("CMI"), a corporation organized and existing under the laws of the State of Delaware, with its principal office located at 1300 East Anderson Lane, Austin, Texas 78752 and ATS MEDICAL, INC. ("ATS"), a corporation organized and existing under the laws of the State of Minnesota with its principal office located at 3905 Annapolis Lane, Minneapolis, Minnesota.

RECITALS:

         CMI and ATS entered into an OEM supply contract dated September 24, 1990, as amended November 1, 1991, June 19, 1992, October 15, 1992, December 16, 1993, September 1, 1994 and February 19, 1999 (the "OEM Supply Contract"). The parties now desire to further amend that Agreement.

         THEREFORE, in consideration of the mutual promises set forth in this Amendment and other good and valuable consideration, the parties agree to the following terms.

TERMS:

         1. Page 1 of Exhibit B of the OEM Supply Contract, as amended by Amendment 4 to that Contract, and pages 2(a) and 2(b) of Exhibit B as amended by Amendment 1 to that Contract, are hereby deleted in their entirety and the

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                  attached pages 1 and 2 of Exhibit B, dated December 29, 1999, are substituted in their place.

         2. The second sentence of Section 2(a) is hereby deleted in its entirety and replaced with the following sentence:

                  Thereafter the minimum purchase requirement each year will be the number of Component Sets set forth on Exhibit B.

         3. Section 5(b) of the OEM Supply Contract is hereby amended to add the following to the last sentence thereof:

                  ; provided, however, that, if and to the extent that the Manufacturer's order exceeds the 10% maximum variation limitation because one or more of the milestones contained in
                  Section 2.5 of the Carbon Agreement have not been reached in a timely manner, then (i) CMI may not reject that portion of the order which exceeds 110% of the preceding order, and (ii) notwithstanding the prices stated on Exhibit B to this Agreement,(A)if one or more of the milestones have not been reached in a timely manner due primarily to CMI's fault, CMI will be obligated hereunder to supply any valve sets ordered in excess of 110% of the preceding order at a price of $600 per equivalent valve set, adjusted for inflation in accordance with this Exhibit B, (B)if one or more of the milestones have not been reached in a timely manner due primarily to ATS' fault, CMI will be obligated hereunder to supply any valve sets ordered in excess of 110% of the preceding order at a price of $1000 per equivalent valve set, adjusted for inflation in accordance with this Exhibit B, and (C) if one or more of the milestones have not been met due to the joint fault of CMI and ATS, CMI will be obligated hereunder to supply any valve sets ordered in excess of 110% of the preceding order at a price of

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                  $800 per equivalent valve set, adjusted for inflation in
                  accordance with this Exhibit B.

         4. Section 17 of the OEM Supply Contract is amended to add a paragraph (g) that reads as follows:

                  In the event of any dispute or controversy regarding this OEM Supply Agreement, the prevailing party shall be entitled to its reasonable attorney's fees and costs.

         Unless expressly modified by this Amendment, all other provisions in the OEM Supply Contract will remain unchanged and in full force and effect.

ATS MEDICAL, INC.                           SULZER CARBOMEDICS, INC.


By: /s/ Richard W. Kramp                    By: /s/ Terry L. Marlatt
    --------------------------------            --------------------------------

Printed Name: Richard W. Kramp              Printed Name: Terry L. Marlatt
              ----------------------                      ----------------------

Title: President/COO                        Title: President
       -----------------------------               -----------------------------

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                          PRICE and QUANTITY SCHEDULES


                 MINIMUM PURCHASE REQUIREMENTS PER COMPONENT SET

                   Contract Year(1)         # Sets Per Year(2)
                   ----------------         ------------------

                   Year 2000                *** (plus *** L.D.C. valve sets
                                            ordered in accordance with the
                                            "L.D.C. Clause" below on this
                                            Exhibit B)
                   Year 2001                ***
                   Year 2002                ***
                   Year 2003                ***
                   Year 2004                ***
                   Year 2005                ***
                   Year 2006                ***
                   Year 2007                ***


                                     PRICES


                   Contract Year 2000
                   ------------------

                   ***                      per equivalent valve set
                   ***                      per L.D.C. valve set


                   Contract Year 2001
                   ------------------

                   ***                      per equivalent valve set

                   Contract Years 2002 - 2007
                   --------------------------

------------------------------
         (1) Each "Contract Year" commences on January 1 of the named year and ends on December 31 of the named year.

         (2) Purchase requirements and/or actual purchases for each Contract Year are independent of those for prior or succeeding years.


                                   EXHIBIT B
                           Page 1 - December 29, 1999

         *** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24B-2 of the Securities Exchange Act of 1934.

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                   Previous year's price plus inflation adjustment
                   described below


                                PRICE ADJUSTMENT

The actual sales price to Manufacturer for Contract Years 2002 through 2007 will be adjusted each year so that the price reflects the impact of inflation, if any. To make such adjustment, CMI will use an inflation factor equal to the 12-month average percentage increase in employment cost for "private industry workers" as reported on "Table 3. Employment Cost Index for total compensation for private industry workers, by industry and occupational group (Not seasonally adjusted data)" published by the Bureau of Labor Statistics of the United States Department of Labor or, if that index should cease to be published, any comparable category in a comparable index agreeable to both parties. The inflation factor used for each Contract Year will be that reported as of the September 30 immediately preceding the commencement of the Contract Year.


                                   EXHIBIT B
                           Page 2 - December 29, 1999